                   Morgan Stanley Small-Mid Special Value Fund
                          Item 77(O) 10F-3 Transactions
                         May 1, 2006 - October 31, 2006

Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
Burger  5/17/  25,000  $17.00 $425,00  300,00    1.20%  2.36%   JPMorg  JPMorg
 King     06    ,000           0,000      0                      an,      an
Holdin                                                          Citigr
  gs                                                             oup,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                ties,
                                                                Bear,
                                                                Stearn
                                                                 s &
                                                                 Co.
                                                                Inc.,
                                                                Credit
                                                                Suisse
                                                                  ,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                 Loop
                                                                Capita
                                                                  l
                                                                Market
                                                                s, LLC

                                                                Morgan
                                                                Stanle
 Saic   10/12  75,000  $15.00 $1,125,  192,10    0.26%  1.41%     y,     Bear
 Inc.    /06    ,000          000,000     6                     Bear,   Stearn
                                                                Stearn     s
                                                                 s &
                                                                 Co.
                                                                Inc.,
                                                                Citigr
                                                                 oup,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                ties,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Cowen
                                                                  &
                                                                Compan
                                                                  y,
                                                                Jeffer
                                                                 ies
                                                                Quarte
                                                                rdeck,
                                                                Stifel
                                                                Nicola
                                                                  us

                                                                Morgan
                                                                Stanle
 Saic   10/12  75,000  $15.00 $1,125,   3,000    0.00%  0.02%     y,    Jeffer
 Inc.    /06    ,000          000,000                           Bear,    ies &
                                                                Stearn    Co.
                                                                 s &     Inc.
                                                                 Co.
                                                                Inc.,
                                                                Citigr
                                                                 oup,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                ties,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Cowen
                                                                  &
                                                                Compan
                                                                  y,
                                                                Jeffer
                                                                 ies
                                                                Quarte
                                                                rdeck,
                                                                Stifel
                                                                Nicola
                                                                  us
                                                                Morgan
                                                                Stanle
 Saic   10/12  75,000  $15.00 $1,125,   3,250    0.00%  0.02%     y,    McDona
 Inc.    /06    ,000          000,000                           Bear,    ld &
                                                                Stearn    Co.
                                                                 s &     Secs
                                                                 Co.
                                                                Inc.,
                                                                Citigr
                                                                 oup,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                ties,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Cowen
                                                                  &
                                                                Compan
                                                                  y,
                                                                Jeffer
                                                                 ies
                                                                Quarte
                                                                rdeck,
                                                                Stifel
                                                                Nicola
                                                                  us
                                                                Morgan
                                                                Stanle
 Saic   10/12  75,000  $15.00 $1,125,   2,000    0.00%  0.01%     y,      SG
 Inc.    /06    ,000          000,000                           Bear,    Cowen
                                                                Stearn   Secs
                                                                 s &     Corp
                                                                 Co.
                                                                Inc.,
                                                                Citigr
                                                                 oup,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                ties,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Cowen
                                                                  &
                                                                Compan
                                                                  y,
                                                                Jeffer
                                                                 ies
                                                                Quarte
                                                                rdeck,
                                                                Stifel
                                                                Nicola
                                                                  us
                                                                Morgan
                                                                Stanle  Stiefe
 Saic   10/12  75,000  $15.00 $1,125,   1,000    0.00%  0.01%     y,       l
 Inc.    /06    ,000          000,000                           Bear,   Nickol
                                                                Stearn    as
                                                                 s &
                                                                 Co.
                                                                Inc.,
                                                                Citigr
                                                                 oup,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                ties,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Cowen
                                                                  &
                                                                Compan
                                                                  y,
                                                                Jeffer
                                                                 ies
                                                                Quarte
                                                                rdeck,
                                                                Stifel
                                                                Nicola
                                                                  us